Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2004, (the “Report”) of The Hillman Companies, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof; I, James P. Waters, the Chief Financial Officer of the Registrant, certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Registrant.

_/s/ James P. Waters _
Name: James P. Waters
Date: March 25, 2005